Investment in equity method investee	12 Months Ended
Dec. 31, 2023
Investment in equity method investee
Investment in equity method investee

8. Investment in equity method investee

The Company subscribed for 3.02% to 99.99% of the registered capital of four limited partnerships for RMB 88 million and RMB 89 million as of December 31, 2022 and 2023. The carrying amounts of all investments in equity method investee were RMB 133 million and RMB 137 million (US$ 19 million) as of December 31, 2022 and 2023, respectively.

On June 3, 2020, the Company agreed to acquire up to 10,204,082 Class A ordinary shares of Secoo Holding Limited for a price of US$ 9.80 per Class A ordinary share. The total aggregate purchase price was US$ 100 million. Secoo Holding Limited operates an integrated online and offline platform that sells high-end lifestyle products and services and its American depositary shares (“ADS”) are listed on the NASDAQ under the code “SECO”. Two ADS represents one Class A ordinary share. The transaction was closed on June 17, 2020. The Company determined that it had significant influence of SECO. The aggregate Class A ordinary shares purchased by the Company represented 28.89% of the total ordinary shares, and the Company’s Vice President, Ms. Qi Zhu, was appointed to SECO’s Board. The Company elected to measure SECO at fair value. The Company ceases equity method accounting for SECO as the Company represents less than 20% voting share and Qi Zhu resigned from the post of director as of December 28, 2021. SECO is accounted for as long-term investment measured at fair value as of December 31, 2021. Changes in fair value of RMB 251,634,432 were recorded in the consolidated statement of comprehensive income/(loss) for the period from January 1, 2021 to December 28, 2021.